UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2013

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.

1-9516	Icahn Enterprises L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398766

333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398767

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Icahn Enterprises L.P. has attached hereto as Exhibit 99.1 a copy of updated presentation materials that it intends to use in connection with meetings with investors, groups of investors and media and in connection with presentations and speeches to various audiences.

The information contained in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, the information contained in Exhibit 99.1 shall not be incorporated by reference into any of Icahn Enterprises L.P.’s filings with the Securities and Exchange Commission or any other document except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01	Other Information

Through our Investment segment, we have significant positions in various investments, which include Chesapeake Energy (CHK), Forest Laboratories (FRX), Netflix (NFLX), Transocean Ltd. (RIG), Apple Inc. (APPL), Herbalife Ltd. (HLF), Nuance Communications, Inc. (NUAN), Talisman Energy Inc. (TLM) and Hologic Inc. (HOLX).

As of November 29, 2013, based on the closing sale price of CVR stock and distributions since we acquired control, we had gains of approximately $1.7 billion on our purchase of CVR.

On November 29, 2013, our depositary units closed at $121.07 per depositary unit, representing an increase of 1,850% since January 1, 2000 (including reinvestment of distributions into additional depositary units and taking into account in-kind distributions of depositary units). Comparatively, the S&P 500, Dow Jones Industrial and Russell 2000 indices increased approximately 60%, 95% and 172%, respectively, over the same period (including reinvestment of distributions into those indices).

The table below sets forth the combined value of our operating subsidiaries and Holding Company’s liquid assets

	As of
	Dec 31, 2012	March 31, 2013	June 30, 2013	Sept 30, 2013	Nov 30, 2013
Market-valued Subsidiaries:
Holding Company interest in Funds(1)	$2,387	$2,607	$2,543	$3,573	$3,610
CVR Energy(2)	3,474	3,675	3,375	2,743	2,811
CVR Refining(2)	—	139	180	150	144
Federal-Mogul(2)	615	462	783	2,033	2,485
American Railcar Industries(2)	377	555	398	466	515
Total market-valued subsidiaries	$6,853	$7,438	$7,279	$8,965	$9,565
Other Subsidiaries
Tropicana(3)	$512	$546	$566	$528	$480
Viskase(3)	268	283	237	278	255
Real Estate Holdings(4)	763	696	717	723	723
PSC Metals(4)	338	334	322	302	302
WestPoint Home(4)	256	207	205	205	205
AEP Leasing(4)	60	112	142	214	214
Total - other subsidiaries	$2,196	$2,178	$2,189	$2,250	$2,179
Add: Holding Company cash and cash equivalents(5)	$1,045	755	1,412	958	1,013
Less: Holding Company debt(6)	(4,082)	(3,525)	(3,525)	(4,017)	(4,017)
Add: Other Holding Company net assets(7)	86	137	(133)	(72)	(72)
Indicative Net Asset Value	$6,098	$6,983	$7,222	$8,084	$8,668

(1)	Fair market value of Holding Company’s interest in the Funds and Investment segment cash as of each respective date.

(2)	Based on closing share price on each date (or if such date was not a trading day, the immediately preceding trading day) and the number of shares owned by the Holding Company as of each respective date.

(3)	Amounts based on market comparables due to lack of material trading volume. Tropicana valued at 8.0, 9.0, 9.0 and 9.0 times the trailing twelve month Adjusted EBITDA as of December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013, respectively. Viskase valued at 11.0, 11.0, 9.5 and 10.0 times the trailing twelve month Adjusted EBITDA as of December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013, respectively. November 30, 2013 valuations for Tropicana and Viskase assume 8.0x and 9.5x, respectively, the trailing twelve month Adjusted EBITDA ended September 30, 2013.

(4)	Represents equity attributable to us as of each respective date.

(5)	Holding Company’s cash and cash equivalents balance as of each respective date, except for November 30, 2013, which is the September 30, 2013 balance adjusted for dividends received subsequently from CVI and CVRR.

(6)	Holding Company’s debt balance as of each respective date.

(7)	Holding Company’s other net asset balance as of each respective date, except for November 30, 2013, which is the September 30, 2013 balance. Distribution accruals are adjusted for additional depositary units distributed subsequent to the balance sheet date (if any).

	Year Ended December 31,			Nine Months Ended September 30,		Twelve Months Ended September 30,
	2010	2011	2012	2012	2013	2013
				(unaudited)
	(in millions)
Segment Operating Data:
Consolidated revenues:
Investment	$887	$1,896	$398	$304	$1,706	$1,800
Automotive	6,239	6,937	6,677	5,083	5,177	6,771
Energy(1)	—	—	5,519	3,651	6,735	8,603
Metals	725	1,096	1,103	872	737	968
Railcar	270	514	657	488	433	602
Gaming(2)	78	624	611	488	445	568
Food Packaging	317	338	341	253	251	339
Real Estate	90	90	88	69	65	84
Home Fashion	431	325	231	176	144	199
Holding Company	57	36	29	29	(35)	(35)
Eliminations	(22)	(14)	—	—	—	—
	$9,072	$11,842	$15,654	$11,413	$15,658	$19,899
	(unaudited)			(unaudited)
Adjusted EBITDA before non-controlling interests(3):
Investment	$823	$1,845	$374	$286	$1,622	$1,710
Automotive	661	688	513	419	447	541
Energy(1)	—	—	977	746	709	940
Metals	24	26	(16)	(11)	(12)	(17)
Railcar	3	50	143	100	112	155
Gaming(2)	6	72	79	76	68	71
Food Packaging	50	48	57	40	50	67
Real Estate	40	47	47	39	33	41
Home Fashion	(32)	(31)	(3)	(2)	1	—
Holding Company	69	5	11	17	(48)	(54)
	$1,644	$2,750	$2,182	$1,710	$2,982	$3,454

Adjusted EBITDA attributable to Icahn Enterprises(3):
Investment	$342	$876	$158	$122	$693	$729
Automotive	499	518	390	320	348	418
Energy(1)	—	—	787	592	465	660
Metals	24	26	(16)	(11)	(12)	(17)
Railcar	2	27	77	58	52	71
Gaming(2)	1	37	54	50	45	49
Food Packaging	37	35	41	30	37	48
Real Estate	40	47	47	39	33	41
Home Fashion	(23)	(24)	(3)	(2)	1	—
Holding Company	17	5	11	17	(48)	(54)
	$939	$1,547	$1,546	$1,215	$1,614	$1,945

(1)	Energy segment results for 2012 are for the periods commencing May 5, 2012.
(2)	Gaming segment results for 2010 are for the period commencing November 15, 2010.
(3)	EBITDA represents earnings before interest expense, net, income tax (benefit) expense and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding the effects of impairment, restructuring costs, certain pension plan expenses, FIFO impacts, OPEB curtailment gains, certain share-based compensation, major scheduled turnaround, disposal of assets, certain proxy matter expenses, certain acquisition expenses, losses on extinguishment of debt, unrealized gain and losses on derivatives and certain commercial settlement charges. We conduct substantially all of our operations through subsidiaries. The operating results of our subsidiaries may not be sufficient to make distributions to us. In addition, our subsidiaries are not obligated to make funds available to us for payment of our indebtedness, payment of distributions on our depositary units or otherwise, and distributions and intercompany transfers from our subsidiaries to us may be restricted by applicable law or covenants contained in debt agreements and other agreements to which these subsidiaries currently may be subject or into which they may enter in the future. The terms of any borrowings of our subsidiaries or other entities in which we own equity may restrict dividends, distributions or loans to us.

We believe that providing EBITDA and Adjusted EBITDA to investors has economic substance as these measures provide important supplemental information regarding our performance to investors and permits investors and management to evaluate the core operating performance of our business. Additionally, we believe this information is frequently used by securities analysts, investors and other interested parties in the evaluation of companies that have issued debt. Management uses, and believes that investors benefit from referring to these non-GAAP financial measures in assessing our operating results, as well as in planning, forecasting and analyzing future periods. Adjusting earnings for these charges allows investors to evaluate our performance from period to period, as well as our peers, without the effects of certain items that may vary depending on accounting methods and the book value of assets. Additionally, EBITDA and Adjusted EBITDA present meaningful measures of corporate performance exclusive of our capital structure and the method by which assets were acquired and financed.

EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of our results as reported under U.S. GAAP. For example, EBITDA and Adjusted EBITDA:

•	do not reflect our cash expenditures, or future requirements for capital expenditures, or contractual commitments;

•	do not reflect changes in, or cash requirements for, our working capital needs; and

•	do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments on our debt.

Although depreciation and amortization are non-cash charges, the assets being depreciated or amortized often will have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements. Other companies in the industries in which we operate may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures. In addition, EBITDA and Adjusted EBITDA do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations.

EBITDA and Adjusted EBITDA are not measurements of our financial performance under U.S. GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with U.S. GAAP or as alternatives to cash flow from operating activities as a measure of our liquidity. Given these limitations, we rely primarily on our U.S. GAAP results and use EBITDA and Adjusted EBITDA only as a supplemental measure of our financial performance.

The following table reconciles net income to EBITDA and EBITDA to Adjusted EBITDA for the year ended December 31, 2010 for each of our segments:

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Food Packaging	Real Estate	Home Fashion	Holding Company	Total
	(unaudited) (in millions)
Before non-controlling interests:
Net income (loss)	$818	$160	$—	$4	$(27)	$(2)	$14	$8	$(62)	$(170)	$743
Interest expense, net	4	141	—	—	21	1	21	8	1	192	389
Income tax expense (benefit)	2	12	—	1	(15)	—	2	—	—	7	9
Depreciation, depletion and amortization	—	333	—	18	23	5	14	23	11	—	427
EBITDA before non-controlling interests	$824	$646	$—	$23	$2	$4	$51	$39	$(50)	$29	$1,568
Impairment(a)	$—	$2	$—	$—	$—	$—	$—	$1	$9	$—	$12
Restructuring(b)	—	8	—	—	—	—	—	—	8	—	16
Non-service cost of U.S. based pension(c)	—	35	—	—	—	—	—	—	—	—	35
OPEB curtailment gains(e)	—	(29)	—	—	—	—	—	—	—	—	(29)
Net loss on extinguishment of debt(j)	—	—	—	—	—	—	—	—	—	40	40
Other	(1)	(1)	—	1	1	2	(1)	—	1	—	2
Adjusted EBITDA before non-controlling interests	$823	$661	$—	$24	$3	$6	$50	$40	$(32)	$69	$1,644
Attributable to Icahn Enterprises:
Net income	$340	$116	$—	$4	$(15)	$—	$10	$8	$(42)	$(222)	$199
Interest expense, net	1	109	—	—	12	—	15	8	1	192	338
Income tax expense (benefit)	1	9	—	1	(8)	—	1	—	—	7	11
Depreciation, depletion and amortization	—	254	—	19	13	1	11	23	7	—	328
EBITDA attributable to Icahn Enterprises	$342	$488	$—	$24	$2	$1	$37	$39	$(34)	$(23)	$876
Impairment(a)	$—	$1	$—	$—	$—	$—	$—	$1	$6	$—	$8
Restructuring(b)	—	7	—	—	—	—	—	—	5	—	12
Non-service cost of U.S. based pension(c)	—	25	—	—	—	—	—	—	—	—	25
OPEB curtailment gains(e)	—	(22)	—	—	—	—	—	—	—	—	(22)
Net loss on extinguishment of debt(j)	—	—	—	—	—	—	—	—	—	40	40
Adjusted EBITDA attributable to Icahn Enterprises	$342	$499	$—	$24	$2	$1	$37	$40	$(23)	$17	$939

The following table reconciles net income to EBITDA and EBITDA to Adjusted EBITDA for the year ended December 31, 2011 for each of our segments:

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Food Packaging	Real Estate	Home Fashion	Holding Company	Total
	(unaudited) (in millions)
Before non-controlling interests:
Net income (loss)	$1,830	$168	$—	$6	$4	$24	$6	$18	$(66)	$(226)	$1,764
Interest expense, net	15	141	—	—	20	9	21	6	1	223	436
Income tax expense (benefit)	—	17	—	(3)	4	3	5	—	—	8	34
Depreciation, depletion and amortization	—	285	—	23	22	31	16	23	10	—	410
EBITDA before non-controlling interests	$1,845	$611	$—	$26	$50	$67	$48	$47	$(55)	$5	$2,644
Impairment(a)	$—	$48	$—	$—	$—	$5	$—	$—	$18	$—	$71
Restructuring(b)	—	5	—	—	—	—	—	—	6	—	11
Non-service cost of U.S. based pension(c)	—	25	—	—	—	—	—	—	—	—	25
OPEB curtailment gains(e)	—	(1)	—	—	—	—	—	—	—	—	(1)
Adjusted EBITDA before non-controlling interests	$1,845	$688	$—	$26	$50	$72	$48	$47	$(31)	$5	$2,750
Attributable to Icahn Enterprises:
Net income	$868	$121	$—	$6	$2	$13	$4	$18	$(56)	$(226)	$750
Interest expense, net	8	109	—	—	11	5	15	6	—	223	377
Income tax expense (benefit)	—	13	—	(3)	2	3	4	—	—	8	27
Depreciation, depletion and amortization	—	217	—	23	12	13	12	23	9	—	309
EBITDA before non-controlling interests	$876	$460	$—	$26	$27	$34	$35	$47	$(47)	$5	$1,463
Impairment(a)	$—	$37	$—	$—	$—	$3	$—	$—	$18	$—	$58
Restructuring(b)	—	4	—	—	—	—	—	—	5	—	9
Non-service cost of U.S. based pension(c	—	18	—	—	—	—	—	—	—	—	18
OPEB curtailment gains(e)	—	(1)	—	—	—	—	—	—	—	—	(1)
Adjusted EBITDA attributable to Icahn Enterprises	$876	$518	$—	$26	$27	$37	$35	$47	$(24)	$5	$1,547

The following table reconciles net income to EBITDA and EBITDA to Adjusted EBITDA for the year ended December 31, 2012 for each of our segments:

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Food Packaging	Real Estate	Home Fashion	Holding Company	Total
	(unaudited) (in millions)
Before non-controlling interests:
Net income (loss)	$372	$(22)	$338	$(58)	$57	$30	$6	$19	$(27)	$12	$727
Interest expense, net	2	136	38	—	15	12	21	5	—	283	512
Income tax (benefit) expense	—	(29)	182	(1)	42	4	5	—	—	(284)	(81)
Depreciation, depletion and amortization	—	289	128	26	24	32	18	23	8	—	548
EBITDA before non-controlling interests	$374	$374	$686	$(33)	$138	$78	$50	$47	$(19)	$11	$1,706
Impairment(a)	$—	$98	$—	$18	$—	$2	$—	$—	$11	$—	$129
Restructuring(b)	—	26	—	—	—	—	1	—	4	—	31
Non-service cost of U.S. based pension(c)	—	35	—	—	—	—	3	—	—	—	38
FIFO impact unfavorable(d)	—	—	71	—	—	—	—	—	—	—	71
OPEB curtailment gains(e)	—	(51)	—	—	—	—	—	—	—	—	(51)
Certain share-based compensation expense(f)	—	(4)	33	—	5	—	—	—	—	—	34
Major scheduled turnaround expense(g)	—	—	107	—	—	—	—	—	—	—	107
Expenses related to certain acquisitions(i)	—	—	6	—	—	—	—	—	—	—	6
Net loss on extinguishment of debt(j)	—	—	6	—	2	2	—	—	—	—	10
Unrealized loss on certain derivatives(k)	—	—	68	—	—	—	—	—	—	—	68
Other	—	35	—	(1)	(2)	(3)	3	—	1	—	33
Adjusted EBITDA before non-controlling interests	$374	$513	$977	$(16)	$143	$79	$57	$47	$(3)	$11	$2,182
Attributable to Icahn Enterprises:
Net income (loss)	$157	$(24)	$263	$(58)	$29	$21	$4	$19	$(27)	$12	$396
Interest expense, net	1	105	31	—	8	8	15	5	—	283	456
Income tax (benefit) expense	—	(22)	149	(1)	23	3	4	—	—	(284)	(128)
Depreciation, depletion and amortization	—	224	105	26	13	22	13	23	8	—	434
EBITDA before non-controlling interests	$158	$283	$548	$(33)	$73	$54	$36	$47	$(19)	$11	$1,158
Impairment(a)	$—	$76	$—	$18	$—	$1	$—	$—	$11	$—	$106
Restructuring(b)	—	20	—	—	—	—	1	—	4	—	25
Non-service cost of U.S. based pension(c)	—	27	—	—	—	—	2	—	—	—	29
FIFO impact unfavorable(d)	—	—	58	—	—	—	—	—	—	—	58
OPEB curtailment gains(e)	—	(40)	—	—	—	—	—	—	—	—	(40)
Certain share-based compensation expense(f)	—	(3)	27	—	3	—	—	—	—	—	27
Major scheduled turnaround expense(g)	—	—	88	—	—	—	—	—	—	—	88
Expenses related to certain acquisitions(i)	—	—	4	—	—	—	—	—	—	—	4
Net loss on extinguishment of debt(j)	—	—	5	—	1	1	—	—	—	—	7
Unrealized loss on certain derivatives(k)	—	—	57	—	—	—	—	—	—	—	57
Other	—	27	—	(1)	—	(2)	2	—	1	—	27
Adjusted EBITDA before non-controlling interests	$158	$390	$787	$(16)	$77	$54	$41	$47	$(3)	$11	$1,546

The following table reconciles net income to EBITDA and EBITDA to Adjusted EBITDA for the nine months ended September 30, 2012 for each of our segments:

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Food Packaging	Real Estate	Home Fashion	Holding Company	Total
	(unaudited) (in millions)
Before non-controlling interests:
Net income (loss)	$284	$55	$281	$(21)	$37	$36	$4	$17	$(16)	$(16)	$661
Interest expense, net	2	102	24	—	13	10	15	4	—	208	378
Income tax expense (benefit)	—	(27)	158	(9)	26	3	3	—	—	(175)	(21)
Depreciation, depletion and amortization	—	212	79	19	18	24	14	17	6	—	389
EBITDA before non-controlling interests.	$286	$342	$542	$(11)	$94	$73	$36	$38	$(10)	$17	$1,407
Impairment(a)	$—	$79	$—	$—	$—	$2	$—	$—	$6	$—	$87
Restructuring(b)	—	19	—	—	—	—	—	—	2	—	21
Non-service cost of U.S. based pension(c)	—	26	—	—	—	—	—	—	—	—	26
FIFO impact unfavorable(d)	—	—	48	—	—	—	—	—	—	—	48
OPEB curtailment gains(e)	—	(51)	—	—	—	—	—	—	—	—	(51)
Certain share-based compensation expense(f).	—	(3)	22	—	5	—	—	—	—	—	24
Major scheduled turnaround expense(g) ).	—	—	13	—	—	—	—	—	—	—	13
Gain on disposal of assets (h)	—	(2)	—	—	—	—	—	—	—	—	(2)
Net gains on extinguishment of debt(j)	—	—	—	—	2	2	—	—	—	—	4
Unrealized (gain) on certain derivatives(k)	—	—	118	—	—	—	—	—	—	—	118
Other	—	9	3	—	(1)	(1)	4	1	—	—	15
Adjusted EBITDA before non-controlling interests.	$286	$419	$746	$(11)	$100	$76	$40	$39	$(2)	$17	$1,710
Attributable to Icahn Enterprises:
Net income (loss)	$121	$38	$219	$(21)	$20	$25	$3	$17	$(16)	$(16)	$390
Interest expense, net	1	80	19	—	8	5	12	4	—	208	337
Income tax expense (benefit)	—	(21)	128	(9)	14	1	2	—	—	(175)	(60)
Depreciation, depletion and amortization	—	164	59	19	11	17	10	17	6	—	303
EBITDA before non-controlling interests. .	$122	$261	$425	$(11)	$53	$48	$27	$38	$(10)	$17	$970
Impairment(a)	$—	$61	$—	$—	$—	$1	$—	$—	$6	$—	$68
Restructuring(b)	—	14	—	—	—	—	—	—	2	—	16
Non-service cost of U.S. based pension(c)	—	20	—	—	—	—	—	—	—	—	20
FIFO impact unfavorable(d)	—	—	34	—	—	—	—	—	—	—	34
OPEB curtailment gains(e)	—	(39)	—	—	—	—	—	—	—	—	(39)
Certain share-based compensation expense(f)	—	(2)	25	—	3	—	—	—	—	—	26
Major scheduled turnaround expense(g)	—	—	10	—	—	—	—	—	—	—	10
Gain on disposal of assets(h)	—	(2)	—	—	—	—	—	—	—	—	(2)
Net gains on extinguishment of debt(j)	—	—	—	—	1	1	—	—	—	—	2
Unrealized (gain) on certain derivatives(k)	—	—	96	—	—	—	—	—	—	—	96
Other	—	7	2	—	1	—	3	1	—	—	14
Adjusted EBITDA attributable to Icahn Enterprises	$122	$320	$592	$(11)	$58	$50	$30	$39	$(2)	$17	$1,215

The following table reconciles net income to EBITDA and EBITDA to Adjusted EBITDA for the nine months ended September 30, 2013 for each of our segments:

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Food Packaging	Real Estate	Home Fashion	Holding Company	Total
	(unaudited) (in millions)
Before non-controlling interests:
Net income (loss)	$1,616	$46	$552	$(18)	$43	$28	$(10)	$12	$(5)	$(273)	$1,991
Interest expense, net	6	84	38	—	4	11	16	3	—	223	385
Income tax expense (benefit)	—	28	217	(14)	40	2	(1)	—	—	2	274
Depreciation, depletion and amortization	—	219	154	20	23	25	15	17	6	—	479
EBITDA before non-controlling interests.	$1,622	$377	$961	$(12)	$110	$66	$20	$32	$1	$(48)	$3,129
Impairment(a)	$—	$3	$—	$—	$—	$2	$—	$2	$—	$—	$7
Restructuring(b)	—	20	—	—	—	—	—	—	2	—	22
Non-service cost of U.S. based pension(c)	—	2	—	—	—	—	2	—	—	—	4
FIFO impact unfavorable(d)	—	—	(83)	—	—	—	—	—	—	—	(83)
OPEB curtailment gains(e)	—	(19)	—	—	—	—	—	—	—	—	(19)
Certain share-based compensation expense(f).	—	4	13	—	4	—	—	—	—	—	21
Loss on disposal of assets (h)	—	57	—	—	—	—	—	—	—	—	57
Net gains on extinguishment of debt(j)	—	—	(5)	—	—	—	—	—	—	—	(5)
Unrealized (gain) on certain derivatives(k)	—	—	(177)	—	—	—	—	—	—	—	(177)
Other	—	3	—	—	(2)	—	28	(1)	(2)	—	26
Adjusted EBITDA before non-controlling interests.	$1,622	$447	$709	$(12)	$112	$68	$50	$33	$1	$(48)	$2,982
Attributable to Icahn Enterprises:
Net income (loss)	$690	$31	$340	$(18)	$15	$18	$(7)	$12	$(5)	$(273)	$803
Interest expense, net	3	69	25	—	3	8	12	3	—	223	346
Income tax expense (benefit)	—	22	179	(14)	22	1	(1)	—	—	2	211
Depreciation, depletion and amortization	—	172	90	20	11	16	11	17	6	—	343
EBITDA before non-controlling interests. .	$693	$294	$634	$(12)	$51	$43	$15	$32	$1	$(48)	$1,703
Impairment(a)	$—	3	$—	$—	$—	$2	$—	$2	$—	$—	$7
Restructuring(b)	—	15	—	—	—	—	—	—	2	—	17
Non-service cost of U.S. based pension(c)	—	2	—	—	—	—	2	—	—	—	4
FIFO impact unfavorable(d)	—	—	(54)	—	—	—	—	—	—	—	(54)
OPEB curtailment gains(e)	—	(15)	—	—	—	—	—	—	—	—	(15)
Certain share-based compensation expense(f)	—	3	9	—	2	—	—	—	—	—	14
Loss on disposal of assets(h)	—	44	—	—	—	—	—	—	—	—	44
Net gains on extinguishment of debt(j)	—	—	(3)	—	—	—	—	—	—	—	(3)
Unrealized (gain) on certain derivatives(k)	—	—	(121)	—	—	—	—	—	—	—	(121)
Other	—	2	—	—	(1)	—	20	(1)	(2)	—	18
Adjusted EBITDA attributable to Icahn Enterprises	$693	$348	$465	$(12)	$52	$45	$37	$33	$1	$(48)	$1,614

The following table reconciles net income to EBITDA and EBITDA to Adjusted EBITDA for the twelve months ended September 30, 2013 for each of our segments:

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Food Packaging	Real Estate	Home Fashion	Holding Company	Total
	(unaudited) (in millions)
Before non-controlling interests:
Net income (loss)	$1,704	$(31)	$609	$(55)	$63	$22	$(8)	$14	$(16)	$(245)	$2,057
Interest expense, net	6	118	52	—	6	13	22	4	—	298	519
Income tax (benefit) expense	—	26	241	(6)	56	3	1	—	—	(107)	214
Depreciation, depletion and amortization	—	296	203	27	29	33	19	23	8	—	638
EBITDA before non-controlling interests.	$1,710	$409	$1,105	$(34)	$154	$71	$34	$41	$(8)	$(54)	$3,428
Impairment(a)	$—	$22	$—	$18	$—	$2	$—	$2	$5	$—	$49
Restructuring(b)	—	27	—	—	—	—	1	—	4	—	32
Non-service cost of U.S. based pension(c)	—	11	—	—	—	—	5	—	—	—	16
FIFO impact unfavorable(d)	—	—	(60)	—	—	—	—	—	—	—	(60)
OPEB curtailment gains(e)	—	(19)	—	—	—	—	—	—	—	—	(19)
Certain share-based compensation expense(f)	—	3	24	—	4	—	—	—	—	—	31
Major scheduled turnaround expense(g)	—	—	94	—	—	—	—	—	—	—	94
Loss on disposal of assets (h)	—	59	—	—	—	—	—	—	—	—	59
Expenses related to certain acquisitions(i)	—	—	6	—	—	—	—	—	—	—	6
Net loss on extinguishment of debt(j)	—	—	1	—	—	—	—	—	—	—	1
Unrealized loss on certain derivatives(k)	—	—	(227)	—	—	—	—	—	—	—	(227)
Other	—	29	(3)	(1)	(3)	(2)	27	(2)	(1)	—	44
Adjusted EBITDA before non-controlling interests.	$1,170	$541	$940	$(17)	$155	$71	$67	$41	$—	$(54)	$3,454
Attributable to Icahn Enterprises:
Net income (loss)	$726	$(31)	$384	$(55)	$24	$14	$(6)	$14	$(16)	$(245)	$809
Interest expense, net	3	94	37	—	3	11	15	4	—	298	465
Income tax (benefit) expense	—	21	200	(6)	31	3	1	—	—	(107)	143
Depreciation, depletion and amortization	—	232	136	27	13	21	14	23	8	—	474
EBITDA attributable to Icahn Enterprises	$729	$316	$757	$(34)	$71	$49	$24	$41	$(8)	$(54)	$1,891
Impairment(a)	$—	$18	$—	$18	$—	$2	$—	$2	$5	$—	$45
Restructuring(b)	—	21	—	—	—	—	1	—	4	—	26
Non-service cost of U.S. based pension(c)	—	9	—	—	—	—	4	—	—	—	13
FIFO impact unfavorable(d)	—	—	(30)	—	—	—	—	—	—	—	(30)
OPEB curtailment gains(e)	—	(16)	—	—	—	—	—	—	—	—	(16)
Certain share-based compensation expense(f)	—	2	11	—	2	—	—	—	—	—	15
Major scheduled turnaround expense(g)	—	—	78	—	—	—	—	—	—	—	78
Loss on disposal of assets(h)	—	46	—	—	—	—	—	—	—	—	46
Expenses related to certain acquisitions(i)	—	—	4	—	—	—	—	—	—	—	4
Net loss on extinguishment of debt(j)	—	—	2	—	—	—	—	—	—	—	2
Unrealized loss on certain derivative(k)	—	—	(160)	—	—	—	—	—	—	—	(160)
Other	—	22	(2)	(1)	(2)	(2)	19	(2)	(1)	—	31
Adjusted EBITDA attributable to Icahn Enterprises	$729	$418	$660	$(17)	$71	$49	$48	$41	$—	$(54)	$1,945

(a)	Represents asset impairment charges.
(b)	Restructuring costs primarily include expenses incurred by our Automotive and Home Fashion segments, relating to efforts to integrate and rationalize businesses and to relocate manufacturing operations to best-cost countries.
(c)	Represents certain pension expenses, primarily associated with Federal-Mogul’s non-service cost of U.S. based funded pension.
(d)	Represents FIFO impacts related to CVR’s petroleum business.
(e)	Represents curtailment gains relating to Federal-Mogul’s elimination of certain post-employment benefits for certain of its employees.
(f)	Represents certain share-based compensation expense at our Automotive, Energy and Railcar segments.
(g)	Represents major scheduled turnaround expenses associated with CVR’s petroleum and fertilizer businesses.
(h)	Disposal of assets primarily relate to our Automotive segment’s disposal of certain businesses.
(i)	Represents expenses related to certain acquisitions made by CVR.
(j)	During 2010, we recognized a loss on the extinguishment of our certain senior unsecured notes due 2012 and 2013.
(k)	Represents unrealized gains and losses on certain derivatives.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1 – Updated Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date: December 9, 2013		By:	/s/ Peter Reck
Peter Reck
Chief Accounting Officer

ICAHN ENTERPRISES HOLDINGS L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date December 9, 2013		By:	/s/ Peter Reck
Peter Reck Chief Accounting Officer